EXHIBIT 10.23


                    INTELLECTUAL PROPERTY SECURITY AGREEMENT


         This Intellectual Property Security Agreement (this "IP Agreement") is made as of the 27th day of December, 1999 by and between Datawatch Corporation, a Delaware corporation ("Grantor"), and Silicon Valley Bank, a California banking corporation ("Lender").

                                    RECITALS

         A. Lender has agreed to make advances of money and to extend certain financial accommodations to Grantor (the "Loans"), pursuant to an Export-Import Loan and Security Agreement of even date herewith (the "Loan Agreement") and Grantor desires to borrow such funds from Lender. The Loan is or will be secured in part pursuant to the terms of the Loan Agreement. Lender is willing to make such Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Lender a security interest in certain Copyrights Trademarks, Patents, and Mask Works to secure the obligations of Grantor under the Loan Agreement. Defined terms used but not defined herein shall have the same meanings as in the Loan Agreement.

         B. Pursuant to the terms of the Loan and Security Agreement, Grantor has granted to Lender a security interest in all of Grantor's right title and interest, whether presently existing or hereafter acquired in, to and under all of the Collateral (as defined herein).

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged and intending to be legally bound, as collateral security for the prompt and complete payment when due of Grantor's Indebtedness under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

1. Grant of Security Interest. As collateral security for the prompt and complete payment and performance of all of Grantor's present or future Indebtedness, obligations and liabilities to Lender, Grantor hereby grants a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (all of which shall collectively be called the "Intellectual Property Collateral"), including, without limitation, the following:

         (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the "Copyrights");

         (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

         (c) Any and all design rights which may be available to Grantor now or hereafter existing, created, acquired or held;

         (d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the "Patents");

         (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the "Trademarks")

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         (f) All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the "Mask Works");

         (g) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

         (h) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

         (i) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

         (j) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

2. Authorization and Request. Grantor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this IP Agreement.

3. Covenants and Warranties. Grantor represents, warrants, covenants and agrees as follows:

         (a) Grantor is now the sole owner of the Intellectual Property Collateral, except for non-exclusive licenses granted by Grantor to its customers in the ordinary course of business.

         (b) Performance of this IP Agreement does not conflict with or result in a breach of any other intellectual property security agreement to which Grantor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this IP Agreement constitutes a security interest.

         (c) During the term of this IP Agreement, Grantor will not transfer or otherwise encumber any interest in the Intellectual Property Collateral, except for security interests granted to Lender and non-exclusive licenses granted by Grantor in the ordinary course of business or as set forth in this IP Agreement;

         (d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party;

         (e) Grantor shall promptly advise Lender of any material adverse change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Grantor in or to any Trademark, Patent, Copyright, or Mask Work specified in this IP Agreement;

         (f) Grantor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents, Copyrights, and Mask Works,
         (ii) use its best efforts to detect infringements of

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         the Trademarks, Patents, Copyrights, and Mask Works and promptly advise
         Lender in writing of material infringements detected and (iii) not allow any Trademarks, Patents, Copyrights, or Mask Works to be abandoned, forfeited or dedicated to the public without the written consent of Lender, which shall not be unreasonably withheld, unless Grantor determines that reasonable business practices suggest that abandonment is appropriate.

         (g) Grantor shall promptly register the most recent version of any of Grantor's Copyrights, if not so already registered, and shall, from time to time, execute and file such other instruments, and take such further actions as Lender may reasonably request from time to time to perfect or continue the perfection of Lender's interest in the Intellectual Property Collateral;

         (h) This IP Agreement creates, and in the case of after acquired Intellectual Property Collateral, this IP Agreement will create at the time Grantor first has rights in such after acquired Intellectual Property Collateral, in favor of Lender a valid and perfected first priority security interest in the Intellectual Property Collateral in the United States securing the payment and performance of the obligations evidenced by the Loan Agreement upon making the filings referred to in clause (i) below, subject only to a prior security interest in the Intellectual Property Collateral in favor of Lender evidenced by, among other documents, instruments, and agreements, a Collateral Assignment, Patent Mortgage and Security Agreement dated November 1, 1994;

         (i) To its knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights and Mask Works necessary to perfect the security interests created hereunder and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority or U.S. regulatory body is required either (i) for the grant by Grantor of the security interest granted hereby or for the execution, delivery or performance of this IP Agreement by Grantor in the U.S. or (ii) for the perfection in the United States or the exercise by Lender of its rights and remedies thereunder;

         (j) All information heretofore, herein or hereafter supplied to Lender by or on behalf of Grantor with respect to the Intellectual Property Collateral is accurate and complete in all material respects.

         (k) Grantor shall not enter into any agreement that would materially impair or conflict with Grantor's obligations hereunder without Lender's prior written consent, which consent shall not be unreasonably withheld. Grantor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Grantor's rights and interest in any property included within the definition of the Intellectual property Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts.

         (l) Upon any executive officer of Grantor obtaining actual knowledge thereof, Grantor will promptly notify Lender in writing of any event that materially adversely affects the value of any material Intellectual Property Collateral, the ability of Grantor to dispose of any material Intellectual Property Collateral of the rights and remedies of Lender in relation thereto, including the levy of any legal process against any of the Intellectual Property Collateral.

4. Lender's Rights. Lender shall have the right, but not the obligation, to take, at Grantor's sole expense, any actions that Grantor is required under this IP Agreement to take but which Grantor fails to take, after fifteen (15) days' notice to Grantor. Grantor shall reimburse and indemnify Lender for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

5. Inspection Rights. Grantor hereby grants to Lender and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Grantor, any of Grantor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Intellectual Property Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Grantor and as often as may be reasonably requested, but not more than once in every six (6) months; provided, however, nothing herein shall entitle Lender access to Grantor's trade secrets and other proprietary information.

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6. Further Assurances; Attorney in Fact.

         (a) On a continuing basis, Grantor will, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Lender, to perfect Lender's security interest in all Copyrights, Patents, Trademarks, and Mask Works and otherwise to carry out the intent and purposes of this IP Agreement, or for assuring and confirming to Lender the grant or perfection of a security interest in all Intellectual Property Collateral.

         (b) Grantor hereby irrevocably appoints Lender as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Lender or otherwise, from time to time in Lender's discretion, upon Grantor's failure or inability to do so, to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this IP Agreement, including:

                  (i) To modify, in its sole discretion, this IP Agreement without first obtaining Grantor's approval of or signature to such modification by amending Exhibit A, Exhibit B, Exhibit C, and Exhibit D hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents, Trademarks or Mask Works acquired by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents, Trademarks, or Mask Works in which Grantor no longer has or claims any right, title or interest; and

                  (i) To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Intellectual Property Collateral without the signature of Grantor where permitted by law.

7. Events of Default. The occurrence of any of the following shall constitute an Event of Default under this IP Agreement:

         (a) An Event of Default occurs under the Loan Agreement, a certain Amended and Restated Loan and Security Agreement dated March 16, 1999 between Grantor and Lender, as affected and amended pursuant to a Loan Modification Agreement of even date (as so amended, the "Domestic Loan Agreement"), or any document from Grantor to Lender; or

         (b) Grantor breaches any warranty or agreement made by Grantor in this IP Agreement.

8. Remedies. Upon the occurrence and continuance of an Event of Default, Lender shall have the right to exercise all the remedies of a secured party under the Massachusetts Uniform Commercial Code, including without limitation the right to require Grantor to assemble the Intellectual Property Collateral and any tangible property in which Lender has a security interest and to make it available to Lender at a place designated by Lender. Lender shall have a nonexclusive, royalty free license to use the Copyrights, Patents, Trademarks, and Mask Works to the extent reasonably necessary to permit Lender to exercise its rights and remedies upon the occurrence of an Event of Default. Grantor will pay any expenses (including reasonable attorney's fees) incurred by Lender in connection with the exercise of any of Lender's rights hereunder, including without limitation any expense incurred in disposing of the Intellectual Property Collateral. All of Lender's rights and remedies with respect to the Intellectual Property Collateral shall be cumulative.

9. Indemnity. Grantor agrees to defend, indemnify and hold harmless Lender and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this IP Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by Lender as a result of or in any way arising out of, following or consequential to transactions between Lender and Grantor, whether under this IP Agreement or otherwise

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(including without limitation, reasonable attorneys fees and reasonable expenses), except for losses arising from or out of Lender's gross negligence or willful misconduct.

10. Reassignment. At such time as Grantor shall completely satisfy all of the obligations secured hereunder, Lender shall execute and deliver to Grantor all deeds, assignments, and other instruments as may be necessary or proper to reinvest in Grantor full title to the property assigned hereunder, subject to any disposition thereof which may have been made by Lender pursuant hereto.

11. Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

12. Attorneys' Fees. If any action relating to this IP Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys fees, costs and disbursements.

13. Amendments. This IP Agreement may be amended only by a written instrument signed by both parties hereto.

14. Counterparts. This IP Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

15. Law and Jurisdiction. This IP Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. GRANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON LENDER CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, GRANTOR ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA.

16. GRANTOR AND LENDER EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

17. Confidentiality. In handling any confidential information, Lender shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this IP Agreement except that the disclosure of this information may be made (i) to the affiliates of the Lender, (ii) to prospective transferee or purchasers of an interest in the obligations secured hereby, provided that they have entered into comparable confidentiality agreement in favor of Grantor and have deliver a copy to Grantor, (iii) as required by law, regulation, rule or order, subpoena judicial order or similar order and (iv) as may be required in connection with the examination, audit or similar investigation of Lender.

18. Subordination. Notwithstanding anything to the contrary contained in this IP Agreement ,it is expressly acknowledged and agreed that this IP Agreement and the security interest created herein in favor of Lender (and all rights and remedies available to Lender hereunder) is subject and subordinate to a prior security interest granted by the Grantor to the Lender in the Intellectual Property Collateral to secure the Domestic Loan Agreement. In the event of any exercise of any rights and remedies available hereunder, unless otherwise agreed to in writing by Lender, all "Obligations" under the Domestic Loan Agreement shall

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be paid in full from any proceeds obtained hereunder prior to any payment in satisfaction of the Indebtedness and "Obligations" (as defined in the Loan Agreement) of Grantor.



         EXECUTED as a sealed instrument this 27th day of December, 1999 under the laws of the Commonwealth of Massachusetts.

ADDRESS OF GRANTOR:                           GRANTOR:


                                     DATAWATCH CORPORATION
900 Chelmsford Street
-------------------------            By: /s/ Bruce R. Gardner
                                         --------------------------
Lowell, MA 01851-8100
-------------------------            Name: Bruce R. Gardner
                                           ------------------------

                                     Title: President and Chief
                                            Executive Officer
                                            -----------------------







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         Exhibit "A" attached to that certain Intellectual Property Security
Agreement dated December 27, 1999.

                                   EXHIBIT "A"

                                   COPYRIGHTS

                         SCHEDULE A - ISSUED COPYRIGHTS
                         ------------------------------

COPYRIGHT                          REGISTRATION                        DATE OF
DESCRIPTION                           NUMBER                           ISSUANCE
-----------                           ------                           --------






                   SCHEDULE B - PENDING COPYRIGHT APPLICATIONS
                   -------------------------------------------

                                                           FIRST DATE
COPYRIGHT       APPLICATION     DATE OF       DATE OF       OF PUBLIC
DESCRIPTION        NUMBER        FILING      CREATION      DISTRIBUTION
-----------        ------        ------      --------      ------------







                      SCHEDULE C - UNREGISTERED COPYRIGHTS
                  (Where No Copyright Application is Pending)
                  -------------------------------------------

                                            DATE AND
                                            RECORDATION
                                            NUMBER OF IP
                                            AGREEMENT WITH
                                            OWNER OR ORIGINAL
                                            GRANTOR IF           ORIGINAL AUTHOR
                                            AUTHOR OR OWNER      OR OWNER OF
                           FIRST DATE       OF COPYRIGHT         COPYRIGHT IS
COPYRIGHT      DATE OF         OF           IS DIFFERENT         DIFFERENT ROM
DESCRIPTION    CREATION   DISTRIBUTION      FROM GRANTOR         GRANTOR
-----------    --------   ------------      ------------         -------



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Exhibit "B" attached to that certain Intellectual Property Security Agreement dated December 27, 1999.

                                   EXHIBIT "B"

                                     PATENTS

PATENT
DESCRIPTION      DOCKET NO.     COUNTRY     SERIAL NO.     FILING DATE    STATUS
-----------      ----------     -------     ----------     -----------    ------






















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Exhibit "C" attached to that certain Intellectual Property Security Agreement dated December 27, 1999.

                                   EXHIBIT "C"

                                   TRADEMARKS


TRADEMARK
DESCRIPTION       COUNTRY     SERIAL NO.             REG. NO           STATUS
-----------       -------     ----------             -------           ------

DATAWATCH           US        14/553,269            1,963,783        Registered
                             (07/25/1994)         (03/26/1996)

DATAWATCH           EU          210,476              210,476         Registered
                             (04/01/1996)         (04/01/1996)

Q-SUPPORT           EU          210,682              210,682         Registered
                             (04/01/1996)         (04/01/1996)

QUETZAL             EU          210,831              210,831         Registered
                             (04/01/1996)         (04/01/1996)

QUETZAL           AUSTRALIA     634,675             A634,675         Registered
                             (07/11/1994)         (09/13/1995)

QUETZAL/SC          US        75/580,763                               Pending
                             (10/29/1998)

Q-BROWSER           US        75,315,418            2,255,961        Registered
                             (06/26/1997)         (06/22/1999)

Q-BROWSER           EU         547,323                                Published
                             (05/21/1997)

Q-BROWSER         AUSTRALIA    752,268               752,268         Registered
                             (01/07/1998)         (01/07/1998)

Q-FLOW              US        75/364,269            2,256,046        Registered
                             (09/29/1997)         (06/22/1999)

Q-FLOW              EU         633,834                                Published
                             (09/22/1997)

Q-FLOW             CANADA      873,647                                Published
                             (03/27/1998)

Q-FLOW            AUSTRALIA    744,567               744,567         Registered
                             (09/22/1997)         (11/06/1998)






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Exhibit "D" attached to that certain Intellectual Property Security Agreement dated December 27, 1999.

                                   EXHIBIT "D"

                                   MASK WORKS

MASK WORK
DESCRIPTION       COUNTRY     SERIAL NO.             REG. NO           STATUS
-----------       -------     ----------             -------           ------

















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